Pacific Select Fund NSAR 06-30-14
Exhibit 77O

             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2014

                               Item                                                    Securities Purchased
------------------------------------------------------------------- ------------------------------------------------------------
(1)   Name of Issuer                                                           Santander Consumer USA Holdings Inc.

(2)   Description of Security (name, coupon, maturity,                                     Common Stock
      subordination, common stock, etc.)                                                      SC IPO
                                                                                          Cusip: 80283M10

(3)   Date of Purchase (Provide proof of purchase, e.g., trade                               1/23/2014
      ticket)

(4)   Date of Offering                                                                       1/22/2014

(5)   Unit Price                                                                              $24.00

(6)   Principal Amount of Total Offering                                                 $1,799,795,280.00

(7)   Underwriting Spread:

      Dollars ($)                                                                              $0.96

      Percent (%)                                                                              4.00%

(8)   Names of Syndicate Members                                      Citigroup / J.P. Morgan / BofA Merrill Lynch / Deutsche
      For the purchased 10f-3 only:                                  Bank Securities / Santander / Barclays / Goldman, Sachs &
      Insert all Syndicate Members (not just those listed on cover   Co. / Morgan Stanley / RBC Capital Markets / BMO Capital
      of offering document).                                           Markets / Credit Suisse / UBS Investment Bank / Wells
                                                                    Fargo Securities / KKR / Sandler O'Neill + Partners, L.P. /
                                                                                 Stephens Inc. / LOYAL3 Securities

(9)   Dollar Amount of Purchase by the Portfolio                                           $1,070,400.00

(10)  % of Offering Purchased by Portfolio                                                    0.0595%

(11)  % of Offering Purchased by: All Associated Accounts                                      2.85%
      (including this Portfolio). Limit is no more than 25%.

(12)  % of Portfolio Assets Applied to Purchase                                               0.0657%

(13)  Name(s) of Syndicate Members (s) from whom Purchased                                   Citigroup

(14)  Name of Affiliated Underwriter                                               J.P. Morgan Securities, Inc.





                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/07/14                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2014

                               Item                                                    Securities Purchased
------------------------------------------------------------------- ------------------------------------------------------------
(1)   Name of Issuer                                                               Freescale Seminconductor, Ltd

(2)   Description of Security (name, coupon, maturity,                                     Common Stock
      subordination, common stock, etc.)                                                   FSL Secondary
                                                                                          Cusip: G3727Q10

(3)   Date of Purchase (Provide proof of purchase, e.g., trade                               2/12/2014
      ticket)

(4)   Date of Offering                                                                       2/11/2014

(5)   Unit Price                                                                              $18.50

(6)   Principal Amount of Total Offering                                                  $647,500,000.00

(7)   Underwriting Spread:

      Dollars ($)                                                                              $0.65

      Percent (%)                                                                              3.50%

(8)   Names of Syndicate Members                                    Goldman, Sachs & Co. / Citigroup / Credit Suisse / Deutsche
      For the purchased 10f-3 only:                                  Bank Securities / Barclays / J.P. Morgan / Morgan Stanley
      Insert all Syndicate Members (not just those listed on cover of offering document).

(9)   Dollar Amount of Purchase by the Portfolio                                            $523,550.00

(10)  % of Offering Purchased by Portfolio                                                    0.0809%

(11)  % of Offering Purchased by: All Associated Accounts                                      1.79%
      (including this Portfolio). Limit is no more than 25%.

(12)  % of Portfolio Assets Applied to Purchase                                               0.0322%

(13)  Name(s) of Syndicate Members (s) from whom Purchased                                   Citigroup

(14)  Name of Affiliated Underwriter                                               J.P. Morgan Securities, Inc.




                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 05/07/14                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                  PACIFIC SELECT FUND - Real Estate Portfolio
                         Report Pursuant to Rule 10f-3
                         Quarter Ended March 31, 2014

                               Item                                           Securities Purchased
------------------------------------------------------------------- ------------------------------------------
(1)   Name of Issuer                                                        Hudson Pacific Properties

(2)   Description of Security (name, coupon, maturity,                            Common Stock
      subordination, common stock, etc.)

(3)   Date of Purchase (Provide proof of purchase, e.g., trade                     01/23/2014
      ticket)

(4)   Date of Offering                                                             01/23/2014

(5)   Unit Price                                                                     $21.50

(6)   Principal Amount of Total Offering                                         $177,375,000.00

(7)   Underwriting Spread:

      Dollars ($)                                                                     $0.86

      Percent (%)                                                                     4.00%

(8)   Names of Syndicate Members                                    Wells Fargo/BofA Merrill Lynch/ Barclays/
      For the purchased 10f-3 only:                                  Morgan Stanley/ KeyBanc Capital Markets
      Insert all Syndicate Members (not just those listed on cover of offering document).

(9)   Dollar Amount of Purchase by the Portfolio                                    $775,118

(10)  % of Offering Purchased by Portfolio                                           0.4370%

(11)  % of Offering Purchased by: All Associated Accounts                             2.55%
      (including this Portfolio). Limit is no more than 25%.

(12)  % of Portfolio Assets Applied to Purchase                                      0.0700%

(13)  Name(s) of Syndicate Members (s) from whom Purchased                         Wells Fargo

(14)  Name of Affiliated Underwriter                                             Morgan Stanley





                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED MARCH 31, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 04/17/14                                            Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director

             PACIFIC SELECT FUND - Long/Short Large-Cap Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2014

                               Item                                                  Securities Purchased
------------------------------------------------------------------- -------------------------------------------------------
(1)   Name of Issuer                                                                 SVB Financial Group

(2)   Description of Security (name, coupon, maturity,                                   Common Stock
      subordination, common stock, etc.)                                                SIVB Secondary
                                                                                       Cusip: 48273J10

(3)   Date of Purchase (Provide proof of purchase, e.g., trade                            5/14/2014
      ticket)

(4)   Date of Offering                                                                    5/13/2014

(5)   Unit Price                                                                           $101.00

(6)   Principal Amount of Total Offering                                               $393,900,000.00

(7)   Underwriting Spread:

      Dollars ($)                                                                           $4.04

      Percent (%)                                                                           4.00%

(8)   Names of Syndicate Members                                              J.P. Morgan / BofA Merrill Lynch /
      For the purchased 10f-3 only:                                      Keefe, Bruyette & Woods, A Stifel Company /
      Insert all Syndicate Members (not just those listed on cover  RBC Capital Markets / Sandler O'Neill + Partners, L.P.
      of offering document).

(9)   Dollar Amount of Purchase by the Portfolio                                        $1,020,100.00

(10)  % of Offering Purchased by Portfolio                                                  0.26%

(11)  % of Offering Purchased by: All Associated Accounts                                   7.59%
      (including this Portfolio). Limit is no more than 25%.

(12)  % of Portfolio Assets Applied to Purchase                                             0.07%

(13)  Name(s) of Syndicate Members (s) from whom Purchased                            BofA Merrill Lynch

(14)  Name of Affiliated Underwriter                                             J.P. Morgan Securities, Inc.





                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 07/24/14                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                PACIFIC SELECT FUND - Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                          Quarter Ended June 30, 2014

                               Item                                                    Securities Purchased
------------------------------------------------------------------- ------------------------------------------------------------
(1)   Name of Issuer                                                                  La Quinta Holdings Inc.

(2)   Description of Security (name, coupon, maturity,                                     Common Stock
      subordination, common stock, etc.)                                                      LQ IPO
                                                                                          Cusip: 50420D10

(3)   Date of Purchase (Provide proof of purchase, e.g., trade                               4/8/2014
      ticket)

(4)   Date of Offering                                                                       4/8/2014

(5)   Unit Price                                                                              $17.00

(6)   Principal Amount of Total Offering                                                  $650,250,000.00

(7)   Underwriting Spread:

      Dollars ($)                                                                              $0.85

      Percent (%)                                                                              5.00%

(8)   Names of Syndicate Members                                        J.P. Morgan / Morgan Stanley / BofA Merrill Lynch /
      For the purchased 10f-3 only:                                   Citigroup / Credit Suisse / Deutsche Bank Securities /
      Insert all Syndicate Members (not just those listed on cover  Goldman, Sachs & Co. / Wells Fargo Securities / Blackstone
      of offering document).                                        Capital Markets / EA Markets / Evercore / JMP Securities /
                                                                    Lebenthal Capital Markets / Loop Capital Markets / Mischler
                                                                       Financial Group, Inc. / Ramirez & Co., Inc. / Raymond
                                                                               James / RBC Capital Markets / Stifel

(9)   Dollar Amount of Purchase by the Portfolio                                           $1,791,800.00

(10)  % of Offering Purchased by Portfolio                                                     0.28%

(11)  % of Offering Purchased by: All Associated Accounts                                      3.53%
      (including this Portfolio). Limit is no more than 25%.

(12)  % of Portfolio Assets Applied to Purchase                                                0.21%

(13)  Name(s) of Syndicate Members (s) from whom Purchased                                Morgan Stanley

(14)  Name of Affiliated Underwriter                                               J.P. Morgan Securities, Inc.



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED JUNE 30, 2014

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 07/24/14                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President